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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  July 17, 1997



                                 EQUIFAX INC.
            (Exact name of registrant as specified in its charter)



       GEORGIA                     1-6605                    58-0401110
(State or other juris-          (Commission               (I.R.S. Employer
diction of incorporation)       File Number)              Identification No.)




                          1600 PEACHTREE STREET, N.W.
                            ATLANTA, GEORGIA  30309
                   (Address of principal executive offices)



                                (404) 885-8000
             (Registrant's telephone number, including area code)



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Item 5.   Other Events
-------   ------------


          Attached hereto as Exhibit 99 is a press release, dated July 17, 1997, announcing Equifax Inc.'s plan to spin off its insurance-related businesses, which is incorporated herein by reference.



                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                                    EQUIFAX INC.
                                    (Registrant)


Date:  July 18, 1997                By:  /s/ D. W. McGlaughlin
                                       ------------------------------
                                       D. W. McGlaughlin
                                       President and Chief
                                       Executive Officer



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                                 EXHIBIT INDEX



Index Number                 Description of Exhibit               Page Number
------------                 ----------------------               -----------

     99                Press release, dated July 17, 1997              4